Exhibit 10.18

The Supplemental Agreement of the Proxy Agreement for

School’s Sponsor and Directors

Zhejiang Lishui Mengxiang Education Development Co., Ltd.

Liandu Foreign Languages School

the Kindergarten of Liandu Foreign Languages School

And

Ye Fen

Wei Biao

Ye Fang

Ye Hong

Chen Guoliang

Shi Jixing

And

Zhejiang Mengxiang Consulting Services Co., Ltd.

November 29, 2018

This Supplemental Agreement of the Proxy Agreement for School’s Sponsors and Directors (hereinafter referred to as “this Supplemental Agreement”) was signed by the following parties on November 29, 2018:

Party A: Zhejiang Lishui Mengxiang Education Development Co., Ltd..

Party B: Ye Fen, Wei Biao, Ye Fang, Ye Hong, Chen Guoliang, Shi Jixing.

Party C: Liandu Foreign Languages School and the Kindergarten of Liandu Foreign Languages School.

Party D: Zhejiang Mengxiang Consulting Services Co., Ltd., a wholly foreign-owned enterprise legally incorporated and existing under the laws of PRC; Unified Social Credit Code: XXXXXX; Address: Building 20, No. 99, Xianglong Street, Shuige Industrial Zone (Lijing Ethnic Industrial Zone), Liandu District, Lishui City, Zhejiang Province (hereinafter referred to as “WFOE”).

Zhejiang Lishui Mengxiang Education Development Co., Ltd., Ye Fen, Wei Biao, Ye Fang, Ye Hong, Chen Guoliang, Shi Jixing, Liandu Foreign Languages School, the Kindergarten of Liandu Foreign Languages School and the WFOE shall be referred to individually as a “Party” and collectively as the “Parties”.

Considering the Kindergarten of Liandu Foreign Languages School is no longer listed in the domestic affiliates of the proposed listing, the Parties agree as follows through negotiation:

1. The Parties unanimously agree that, from the date hereof, the Kindergarten of Liandu Foreign Languages School shall cease to be a party to the Proxy Agreement for School’s Sponsor and Directors (the “Original Proxy Agreement for School’s Sponsor and Directors”) executed by the Parties on October 13, 2018, and the Original Proxy Agreement for School’s Sponsor and Directors should not be legally binding to the Kindergarten of Liandu Foreign Languages School.

(1) Whereas Clause 1 of the Original Proxy Agreement for School’s Sponsor and Directors is revised as follows: the School’s Sponsor shall hold the corresponding sponsor’s equity interest legally, in specific: Zhejiang Lishui Mengxiang Education Development Co., Ltd. holds 100% of the sponsor’s equity interest directly in Liandu Foreign Languages School pursuant to the law.

(2) The definition of the “Domestic Affiliates” listed in the Article I of the Original Proxy Agreement for School’s Sponsor and Directors is revised as follow: “Domestic Affiliates” means Zhejiang Lishui Mengxiang Education Development Co., Ltd and the schools of the restricted and prohibited education held by Zhejiang Lishui Mengxiang Education Development Co., Ltd, including Liandu Foreign Languages School.

(3) Annex 1 of the Original Proxy Agreement for School’s Sponsor and Directors is revised as follow:

No.	Target School	School’s Sponsor	The ratio of sponsor interests
1	Liandu Foreign Languages School	Zhejiang Lishui Mengxiang Education Development Co., Ltd.	100%

(4) Annex 2 of the Original Proxy Agreement for School’s Sponsor and Directors is revised as follow:

No.	School	School’s Sponsor	Appointed Directors
1	Liandu Foreign Languages School	Zhejiang Lishui Mengxiang Education Development Co., Ltd.	Ye Fen, Wei Biao, Ye Fang, Ye Hong, Chen Guoliang

(5) Annex 3 of the Original Proxy Agreement for School’s Sponsor and Directors is revised as follow:

No.	Target School	The Ratio of Direct and Indirect rights of Lishui Mengxiang
1	Liandu Foreign Languages School	100%

(6) The Kindergarten of Liandu Foreign Languages School shall be deleted from the Annex 4 of the Original Proxy Agreement for School’s Sponsor and Directors. And Zhejiang Lishui Mengxiang Education Development Co., Ltd. shall re-execute the Power of Attorney for The School’s Sponsor (hereinafter referred to as “the New Power of Attorney for the School’s Sponsor”, See Annex 1 hereto.) on the date hereof. The Power of Attorney for The School’s Sponsor signed by Zhejiang Lishui Mengxiang Education Development Co., Ltd. on October 13, 2018 shall be invalid as of the date when the New Power of Attorney for The School’s Sponsor is signed.

(7) The New Power of Attorney for Director (hereinafter referred to as “the New Power of Attorney for Director”, see Annex 2 hereto.) shall be signed by Ye Fen, Wei Biao, Ye Fang, Ye Hong, and Chen Guoliang. The Power of Attorney for Director signed by Ye Fen, Wei Biao, Ye Fang, Ye Hong, Chen Guoliang and Shi Jixing on October 13, 2018 shall be invalid as of the date when the New Power of Attorney for Director is signed.

2. The Parties agree that the Original Proxy Agreement for School’s Sponsors and Directors shall continue to be valid for all Parties except the Kindergarten of Liandu Foreign Languages School.

3. This Supplemental Agreement shall take effect immediately upon being executed by the Parties. This Supplemental Agreement shall be a part of the Original Proxy Agreement for School’s Sponsor and Directors. In case of any inconsistency between the Original Proxy Agreement for School’s Sponsor and Directors and this Supplemental Agreement, this Supplemental Agreement shall prevail.

4. The governing law and dispute resolution clauses of this Supplemental Agreement are the same as the Original Proxy Agreement for School’s Sponsor and Directors.

5. This Supplemental Agreement is drafted in Chinese language in ten counterparts, each of which shall be held each Party to this Agreement and has the same legal effect.

(Signature Pages Follow)

(This page is the Signature Page of the Supplemental Agreement of the Proxy Agreement for School’s Sponsor and Directors, and is left blank intentionally.)

Zhejiang Lishui Mengxiang Education Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

The Kindergarten of Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Mengxiang Consulting Service Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Directors	Signature
Ye Fen
Wei Biao
Ye Fang
Ye Hong
Chen Guoliang
Shi Jixing